                                FIRST AMENDMENT

                    TO REVOLVING LOAN AND SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT (together with all appendices, exhibits, schedules and attachments hereto, collectively this "Amendment") is made and entered into as of April 26, 1996, by and between THE ROACH ORGANIZATION, INC., a Delaware corporation and TRO LEARNING (CANADA), INC., a Canadian corporation (collectively, "Borrower") and SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Lender").


                                    RECITALS

     WHEREAS, Borrower and Lender entered into that certain Revolving Loan and Security Agreement (the "Loan Agreement") dated as of August 2, 1995 together with documents ancillary thereto;

     WHEREAS, Borrower has requested and Lender has agreed to extend a seasonal facility to accommodate Borrower's operating needs;

     NOW THEREFORE, for and in consideration of the premises, the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, it hereby is agreed as follows:

                                    ARTICLE I
                             RECITALS AND DEFINITIONS

     1.1 Borrower represents and warrants that the foregoing recitals are true and correct and constitute an integral part of this Amendment and Borrower and Lender hereby agree that all of the recitals of this Amendment are hereby incorporated herein and made a part hereof.

     1.2 Unless otherwise defined herein or the context otherwise requires, all capitalized terms used herein shall have the same meanings as ascribed to them in the Loan Agreement.

                                   ARTICLE II
                          AMENDMENT OF THE LOAN AGREEMENT

     2.1 Section 2.1 hereby is amended by the inclusion of the following sentence at the end of the first full paragraph of Section 2.1:

          "In addition to the foregoing, Lender shall make available to Borrower a seasonal overadvance facility (the "Seasonal Overadvance Facility") in an amount not to exceed Two Million and No/100 Dollars ($2,000,000.00) for the period of time commencing on April 1 and ending on July 31 of each calendar year during the Term and One Million and No/100 Dollars ($1,000,000.00) for the period of time commencing on August 1 and ending on October 31 of each calendar year during the Term. Borrower shall pay interest on the amount outstanding under the Seasonal Overadvance Facility equal to two hundred (200) basis points in excess of the Prime Rate.

                                   ARTICLE III
                          REPRESENTATIONS AND WARRANTIES

     3.1 Borrower hereby makes the following representations and warranties to Lender, which representations and warranties shall constitute the continuing covenants of Borrower and shall remain true and correct until all of Borrower's Liabilities are paid and performed in full:

          a. The representations and warranties of Borrower contained in the Loan Agreement and the Ancillary Agreements are true and correct on and as of the date hereof as though made on and as of such date;

          b. No Event of Default or event which, but for the lapse of time or the giving of notice, or both, would constitute an Event of Default under the Loan Agreement has occurred and is continuing or would result from the execution and delivery of this Amendment;

          c. Borrower is in full compliance with all of the terms, conditions and all provisions of the Loan Agreement and the Ancillary Agreements;

          d. This Amendment and all Ancillary Agreements required hereunder to be executed by Borrower and delivered to Lender, have been duly authorized, executed and delivered on Borrower's behalf pursuant to all requisite corporate authority and this Amendment and each of the Ancillary Agreements required hereunder to be executed and delivered by Borrower to Lender constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights; and

          e. Borrower hereby acknowledges and agrees that Borrower has no defense, offset or counterclaim to the payment of said principal, interest, fees or other Liabilities and hereby waives and relinquishes any such defense, offset or counterclaim and Borrower hereby releases Lender and its respective officers, directors, agents, affiliates, successors and assigns from any claim, demand or cause of action, known or unknown, contingent or liquidated, which may exist or hereafter be known to exist relating to any matter prior to the date hereof.


                                  ARTICLE IV
                                 RATIFICATION

     Except as expressly amended hereby, the Loan Agreement and all Ancillary Agreements executed in connection therewith shall remain in full force and effect. The Loan Agreement, as amended hereby, and all rights and powers created thereby and thereunder or under such Ancillary Agreements, are in all respects ratified and confirmed. From and after the date hereof, the Loan Agreement shall be deemed amended and modified as herein provided but, except as so amended and modified, the Loan Agreement shall continue in full force and effect and the Loan Agreement and this Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof, the term "Agreement" as used in the Loan Agreement and all other references to the Loan Agreement therein, in any other instrument, document or writing executed by Borrower or any guarantor or furnished to Lender by Borrower or any guarantor in connection therewith or herewith shall mean the Loan Agreement as amended by this Amendment.

                                   ARTICLE V
                                 MISCELLANEOUS

     5.1 Borrower agrees to promptly pay or reimburse all out-of-pocket costs and expenses of Lender, including without limitation, reasonable attorneys' and paralegals' fees, costs, expenses, search fees, title insurance fees, costs and expenses, filing and recording fees incurred by Lender in connection with the negotiation, preparation, execution, delivery and enforcement of this Amendment and all other matters pertaining hereto.

     5.2 This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     5.3 Except as otherwise specified herein, this Amendment embodies the entire agreement and understanding between Lender and Borrower with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

     5.4 The headings in this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance in construing the terms of this Amendment.

     5.5 This Amendment shall inure to the benefit of Lender and its successors and assigns and shall be binding upon and inure to the successors and assigns of Borrower, except that Borrower may not assign any of its rights in and to this Amendment.

     IN WITNESS WHEREOF, Borrower and Lender have caused this First Amendment to Revolving Loan and Security Agreement to be executed and delivered as of the day and year written above.

                                          THE ROACH ORGANIZATION, INC.


                                          By: /s/ Sharon Fierro
                                             -------------------------
                                             Name:  Sharon Fierro
                                                   --------------------
                                             Title: SR VP & CFO
                                                   --------------------


                                          TRO LEARNING (CANADA), INC.


                                          By: /s/ Sharon Fierro
                                             -------------------------
                                             Name:  Sharon Fierro
                                                   --------------------
                                             Title: SR VP & CFO
                                                   --------------------


                                           SANWA BUSINESS CREDIT CORPORATION


                                          By: /s/ Chester R. Zara
                                             -------------------------
                                             Name:  Chester R. Zara
                                                   --------------------
                                             Title: V.P.
                                                   --------------------

                            REAFFIRMATION OF GUARANTY


     THE UNDERSIGNED PARTY, as guarantor of the above Borrower pursuant to its Guaranty of Payment and Performance made as of August 2, 1995, acknowledges the terms and conditions set forth in this First Amendment To Revolving Loan And Security Agreement and ratifies and reaffirms its guaranty obligation as set forth in the foregoing guaranty agreement, as reaffirmed.

     DATED:  As of April 26, 1996

                                          TRO LEARNING, INC.


                                          By: /s/ Sharon Fierro
                                             -------------------------
                                             Name:  Sharon Fierro
                                                   --------------------
                                             Title: SRVP & CFO
                                                   --------------------

                                          Address:  1721 Moon Lake Boulevard
                                                    Suite 555
                                                    Hoffman Estates, IL 60194
                                                    Attention: William R. Roach